Derivative warrant liability	12 Months Ended
Dec. 31, 2021
Derivative Warrant Liability
Derivative Warrant Liability

10.Derivative warrant liability

On September 15, 2021, the Company closed its direct offering with institutional investors (the “Offering”). Under the Offering, the Company sold 4,235,294 units (the “Units”) at a price of $4.25 per Unit for gross proceeds to the Company of approximately $18,000,000 before the deduction of any fees and other estimated Offering expenses.

Each Unit consists of one common share of the Company (a “Common Share”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”). A total of 2,117,647 Warrants were issued. Each Warrant entitle shareholder thereof to purchase one Common Share (a “Warrant Share”) at an exercise price of $5.00. The Warrants will be exercisable beginning on the date that is six months following the September 15, 2021 issuance date and will expire five years from the issuance date.

In accordance with IFRS, a contract for the issuance of equity instruments that fails to meet the fixed for fixed criteria i.e. issue a fixed number of shares for a fixed amount of cash or another financial asset, fails to meet the definition of equity.  The exercise price the Warrants issued pursuant to the Offering is denominated in USD currency, which differs from the CAD functional currency of the issuing entity.  As a result, the warrants are recorded as a derivative warrant liability since the Company will be receiving cash in a currency other than the issuing entity’s functional currency and is deemed to be variable.

The derivative warrant liabilities are measured at fair value with changes in fair value recognized in the consolidated statements of loss and comprehensive loss at each period-end. The derivative warrant liabilities will ultimately be converted into the Company’s equity (common shares) when the Warrants are exercised or will be extinguished on the expiry of the outstanding Warrants and will not result in the outlay of any cash by the Company.

The Company uses the Black-Scholes pricing model to estimate fair value at initial recognition and at each reporting date.

The Company considers expected volatility of its common shares in estimating its future stock price volatility. The risk-free interest rate for the life of the Warrants was based on the yield available on government benchmark bonds with an approximate equivalent remaining term at the time of issue and at the time of revaluation. The life of warrant is based on the contractual term. The following are assumptions used by the Company to fair value at initial recognition and:

	Year ended December 31, 2021
	Derivative warrant liabilities
	December 31, 2021	September 15, 2021
	Period-End	Initial Recognition
Fair value (CAD)	$1.12	$1.93
Share price (CAD)	$3.11	$4.43
Exercise price (CAD)	$6.35	$6.33
Expected volatility	64.72%	62.06%
Option life (years)	4.71	5.0
Expected dividends	0%	0%

As of December 31, 2021, there were 2,117,647 warrants outstanding and nil exercised (2020 – nil and nil, respectively).

The derivative warrant liabilities were recorded at inception on September 15, 2021 was $3,220,039 and as at December 31, 2021 was $2,452,332.